Filed pursuant to Rule 497(e)		Registration Statement Nos. 33-29180
                                              	               and 811-05823

           Supplement dated November 19, 2009, to the
   Prospectus dated November 28, 2008, as previously supplemented July 31, 2009 regarding the
          Domini European PacAsia Social Equity Fund,SM
               Domini European Social Equity Fund,SM
              and Domini PacAsia Social Equity FundSM
                         (each a "Fund")

    IMPORTANT INFORMATION REGARDING INVESTMENT POLICY CHANGES FOLLOWS.

The Funds were scheduled to change their investment strategies and then reorganize into one new international Domini fund, effective on November 27, 2009. The investment strategy change for the Domini European PacAsia Social Equity Fund will occur as scheduled and the Fund will be renamed the Domini International Social Equity Fund, effective on November 27, 2009. The Domini European Social Equity Fund and Domini PacAsia Social Equity Fund will continue their current investment strategies until on or about March 19, 2010, when each Fund will be reorganized into the Domini International Social Equity Fund (formerly the Domini European PacAsia Social Equity Fund), contingent upon shareholder approval.

               Domini European PacAsia Social Equity Fund

Primary Investment Strategies and Name Changes. The Board of Trustees of the Domini European PacAsia Social Equity Fund has approved changes to the primary investment strategy and name of the Fund to reflect a focus on investment in stocks of companies located throughout the world. Effective on November 27, 2009,the Fund's primary investment strategy will be as follows:

The Fund primarily invests in stocks of companies located in Europe, the Asia-Pacific region, and throughout the rest of the world. The Fund's investment approach incorporates Domini's social and environmental standards. Under normal circumstances, the Fund's investments will be tied economically to at least 10 countries other than the U.S.

Under normal circumstances, at least 80% of the Fund's assets will be invested in equity securities and related investments with similar economic characteristics. The Fund will provide shareholders with at least 60 days' prior written notice if it changes this 80% policy.
The Fund may invest in companies of any capitalization, but under normal market conditions will invest primarily in mid-cap to large-cap companies. Domini defines mid-cap and large-cap companies to be those companies with a market capitalization at the time of purchase between $2 and $10 billion, or greater than $10 billion, respectively. It is expected that at least 80% of the Fund's assets will be invested in mid-cap to large-cap companies under normal market conditions.

The Fund may invest in securities of both developed and emerging market countries (or in equivalent shares such as American Depository Receipts, European Depository Receipts, Global Depository Receipts, or other securities representing underlying shares of foreign companies).

Domini evaluates the Fund's potential investments against its social and environmental standards based on the businesses in which they engage, as well as on the quality of their relations with key stakeholders, including communities, customers, ecosystems, employees, investors, and suppliers. For additional information about the standards Domini uses to evaluate potential investments and the securities held by the Fund, and certain limitations on investments, please see "Socially Responsible Investing." Domini reserves the right to alter its social and environmental standards or the application of those standards, or to add new standards, at any time without shareholder approval.

The Fund's submanager uses a proprietary quantitative model to select investments from among those which Domini has notified the submanager are eligible for investment. The submanager seeks to invest in securities that it believes are undervalued by the market and favorably positioned according to certain market indicators such as earnings growth and price momentum. Portfolio sector weights are managed relative to the Fund's benchmark, the MSCI EAFE Index; consequently, the Fund may invest a significant percentage of its assets in a single sector if that sector represents a large proportion of the benchmark.

Under normal circumstances, the submanager will seek to remove a security from the Fund's portfolio within 90 days after receiving a notification from Domini that an investment in such security is not consistent with its social and environmental standards. Such notifications may cause the Fund to dispose of a security at a time when it may be disadvantageous to do so. The Fund's investment objective, investment adviser and submanager, portfolio management personnel, net expenses, and distribution arrangements will not change as a result of this strategy change.

In connection with the changes to the Fund's investment strategy, the Board also approved renaming the Fund the Domini International Social Equity Fund, effective on
November 27, 2009. The ticker symbols for the Investor shares and Class A shares of the Fund will be changed as of November 27, 2009, to DOMIX and DOMAX, respectively.

Domini European Social Equity Fund and Domini PacAsia Social Equity Fund

Reorganizations. The Board of Trustees of the Domini Funds has approved the reorganization of each of the Domini European Social Equity Fund and the Domini PacAsia Social Equity Fund into the Domini European PacAsia Social Equity Fund. Each reorganization is expected to be effective as of the close of business on or about March 19, 2010, subject to shareholder approval. On November 27, 2009, the Domini European PacAsia Social Equity Fund will change its name to the Domini International Social Equity Fund and change its primary investment strategy as described above.

A shareholder meeting regarding the consideration of each reorganization is scheduled to occur on or about March 9, 2010, and proxy solicitation materials will be provided to the shareholders of the Domini European Social Equity Fund and the Domini PacAsia Social Equity Fund at a later date regarding the proposed reorganizations. Shareholders of the Domini European Social Equity Fund or Domini PacAsia Social Equity Fund on January 15, 2010, will be eligible to vote on the reorganization. If you purchase shares of either the Domini European Social Equity Fund or the Domini PacAsia Social Equity Fund after January 15, 2010 you will not be entitled to vote on the reorganization.

The Domini European Social Equity Fund and Domini PacAsia Social Equity Fund will be terminated and will no longer be available for investment as of the effective date of each reorganization.

If you have any questions concerning this supplement, please contact Domini at 1-800-582-6757.

             PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
                         FOR FUTURE REFERENCE.